                                                                EXHIBIT 10.28




                       FIRST AMENDMENT TO LOAN AGREEMENT


       THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of June 30, 1995 (this "First Amendment"), is between CODE-ALARM, INC., a Michigan corporation (the "Company") and NBD BANK, a Michigan banking corporation (the "Bank").


                                    RECITALS

       A. The Company and the Bank have executed a Loan Agreement dated as of May 23, 1995 (the "Loan Agreement"), to provide for a revolving credit facility and term loans to the Company.

       B.     The Company has defaulted under the Loan Agreement.

       C. The Company has requested that the Bank waive such defaults and the Bank is willing to do so strictly in accordance with the terms hereof, and provided the Loan Agreement is amended on the terms and conditions set forth herein.


                                   AGREEMENT

       Based upon these recitals, the parties agree as follows:

       1. Upon satisfaction by the Company of the conditions set forth in paragraph 4 hereof, the Loan Agreement shall hereby be amended as of the effective date hereof as follows:

              (a) Section 5.1(d)(vi) shall be amended by deleting the reference therein to "the following Business Day" and inserting "30 days after the end of each quarter" in place thereof.

              (b) Section 5.1(d)(ix) shall be deleted in it entirety and the following shall be inserted in place thereof:

                     (ix) As soon as available and in any event within 30 days after the end of each quarter with respect to clause (A) and within 30 days after the end of each month with respect to clauses (B) and (C), a report with respect to the Company setting forth a summary as of the end of such quarter or such month, as the case may be, of (A) accounts payable of the Company, containing an aging of such accounts payable and consolidated totals, (B) accounts receivable, indicating the total of accounts receivable by type, by account debtor, by terms and by age, describing any returns, defenses, setoffs or other pertinent information in connection therewith, and (C) inventory, indicating the types of inventory, amounts, locations and values of the types of inventory, in form and detail satisfactory to the Bank, certified as true and correct by the Vice President-Finance of the Company;

              (c) Section 5.2(d) shall be amended by deleting the reference to "6.25 to 1.0" contained therein and inserting "6.50 to 1.0" in place thereof.

              (d) Section 5.2(e) shall be deleted in its entirety and the following shall be inserted in place thereof:

                     (e) Fixed Charge Coverage Ratio. Permit or suffer the Consolidated Fixed Charge Coverage Ratio of the Company and its Subsidiaries to be less than 0.90 to 1.0 as of June 30, 1995 as calculated for the fiscal quarter then ending, 1.0 to 1.0 as of September 30, 1995 as calculated for the two (2) consecutive fiscal quarters then ending, 1.0 to 1.0 as of December 31, 1995 as calculated for the three (3) consecutive fiscal quarters then ending and 1.0 to 1.0 as of March 31, 1996 and as of the end of each fiscal quarter thereafter, as calculated for the four (4) consecutive fiscal quarters then ending; provided, however, for the purpose of calculating the Fixed Charge Coverage Ratio under this Section 5.2(e), for the period from and including the Effective Date to and including December 31, 1995, the Company may add back to Consolidated EBITDA the lesser of (i) $1,825,000 or (ii) the amount of litigation expenses reflected in the financial statements of the Company delivered pursuant to Section 5.1(d).

              (e) Section 6.1(f) shall be amended by deleting the reference to "$5,200,000" contained therein and inserting "$5,900,000" in place thereof.

       2. From and after the effective date of this First Amendment, references in the Loan Agreement, the Notes, the Security Documents and all other documents executed pursuant to the Loan Agreement (as each of the foregoing is amended hereby or pursuant hereto) to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

       3.     The Company represents and warrants to the Bank that:

              (a) (i) The execution, delivery and performance of this First Amendment and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its Articles of Incorporation or By-Laws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Company of this First Amendment and all agreements and documents delivered pursuant hereto; and (iii) this First Amendment and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company enforceable against it in accordance with the terms thereof.

              (b) After giving effect to the amendments contained herein and effected pursuant hereto, the representations and warranties contained in
Article IV of the Loan Agreement and the representations and warranties of the Company in the Security Documents are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

              (c) Other than the Existing Defaults as defined in, and to be waived pursuant to paragraph 5 hereof, no Default or Event of Default has occurred and is continuing or will exist under the Loan Agreement as of the effective date hereof.

       4.     This First Amendment shall not become effective until:

              (a) This First Amendment shall be signed by the Company and the Bank;

              (b) The Company shall have delivered or caused to be delivered to the Bank such other documents and instruments as the Bank may request in connection herewith and all documents which have not been delivered as required pursuant to the Loan Agreement, including without limitation the opinion of counsel for the Company and the Guarantors.

       5. The Company acknowledges that Events of Default have occurred because the Company has breached Sections 5.2(c), (d) and (e) for the fiscal quarter ending June 30, 1995 (the "Financial Covenant Defaults") and an Event of Default has occurred under Section 6.1(f) because the Expected Judgment was in excess of $5,200,000 (this Event of Default, together with the Financial Covenant Defaults shall be referred to collectively as the "Existing Defaults") and the Company has requested that the Bank waive such Existing Defaults subject to the terms and conditions set forth herein. In consideration of the execution of this Amendment and subject to the satisfaction of all conditions required by paragraph 4 hereof, the Bank agrees to waive the Existing Defaults, provided that such waiver of the Financial Covenant Defaults shall be only for the fiscal quarter ending June 30, 1995 and provided further that such waiver shall waive only the Existing Defaults and does not waive any other Event of Default, including without limitation any future Event of Default caused by any violation of Sections 5.2(b), 5.2(c), 5.2(d) or 6.1(f), and this waiver shall not be deemed to be a waiver, or a consent to any modification or amendment, of any other term or condition of the Loan Agreement or any term or condition of any agreement, instrument or document referred to therein or executed pursuant thereto, or to prejudice any present or future right or rights which the Bank now has or may have thereunder.

       6. The Company hereby agrees that the Security Documents to which it is a party are each ratified and confirmed and shall remain in full force and effect, and the Company acknowledges that it has no defense, offset or counterclaim with respect to any Security Document.

       7. The Company agrees to pay and save the Bank harmless from liability for the payment of all costs and expenses arising in connection with this First Amendment, including the reasonable fees and expenses in Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Agent, in connection with the preparation and review of this First Amendment and any related documents.

       8. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. Except as expressly contemplated hereby, the Loan Agreement, the Notes, the Security Documents and all other related agreements, certificates, instruments and other documents, are hereby ratified and confirmed and shall remain in full force and effect and the Company acknowledges that it has no defense, offset or counterclaim with respect thereto.

       9. This First Amendment is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

       10. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one in the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart.

       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

                                       CODE-ALARM, INC.


                                       By: _____________________________________

                                        Its: ___________________________________

                                       NBD BANK


                                       By: _____________________________________

                                        Its: ___________________________________

        NBD Bank
        2155 West Big Beaver Road
        Troy, Michigan 48084-3422
        Phone 810-816-0235
        FAX 810-816-0254

[NBD LOGO]

        Kathryn M. Ritter
        Vice President

October 3, 1995


Mr. Rand W. Mueller
Chief Executive Officer
Code Alarm, Inc.
950 E. Whitcomb
Madison Heights, Michigan 48071

Dear Mr. Mueller:

Re:  Loan Agreement as of May 23, 1995, as amended

Reference is made to the Loan Agreement dated as of May 23, 1995, as amended, between NBD Bank and Code Alarm, Inc. Notwithstanding section 5.2(f)(viii) which prohibits subordinated debt in excess of $5,000,000; NBD Bank agrees to waive this provision on a one time basis as follows: Code Alarm, Inc. anticipates issuance of a public offering of subordinated, unsecured, convertible debentures in an amount not to exceed $11,500,000. The offering is scheduled to be made prior to January 31, 1996. NBD Bank on this occasion waives the $5,000,000 limit on subordinated debt. However, a waiver on this occasion shall not be construed as a waiver for any future occasion.

Please indicate your agreement with this waiver by executing below.

Sincerely,

Kathryn M. Ritter


KMR:mlp

Accepted and Agreed to this 10th day of October, 1995

CODE ALARM, INC.

By:  Rand W. Mueller
     ---------------

Its: President CEO
     ---------------


Subsidiary of NBD Bancorp, Inc.

                       SECOND AMENDMENT TO LOAN AGREEMENT


       THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of October 17, 1995 (this "Amendment"), is between CODE-ALARM, INC., a Michigan corporation (the "Company") and NBD BANK, a Michigan banking corporation (the "Bank").


                                    RECITALS

       A. The Company and the Bank have executed a Loan Agreement dated as of May 23, 1995, as amended by a First Amendment to Loan Agreement dated as of June 30, 1995 (the "Loan Agreement"), to provide for a revolving credit facility and term loans to the Company.

       B. The Company has requested that the Bank temporarily increase the amount available under the revolving credit facility and the Bank is willing to do so strictly in accordance with the terms hereof, and provided the Loan Agreement is amended on the terms and conditions set forth herein.


                                   AGREEMENT

       Based upon these recitals, the parties agree as follows:

       1. Upon satisfaction by the Company of the conditions set forth in paragraph 4 hereof, the Loan Agreement shall hereby be amended as of the effective date hereof as follows:

              (a) The first paragraph of the "Introduction" shall be amended by deleting the reference to "$13,000,000" contained therein and inserting "$13,750,000 for the period from the Amendment Effective Date to and including February 29, 1996 and $13,000,000 thereafter" in place thereof.

              (b)    Section 1.1 shall be amended as follows:

                     (i) The definition of "Commitment" shall be amended by deleting the reference in clause (a) therein to "$13,000,000" and inserting the following in place thereof: "(i) at any time during the period from and including the Amendment Effective Date to and including February 29, 1996, $13,750,000 and (ii) at any time thereafter, $13,000,000".

                     (ii) A new definition of "Amendment Effective Date" shall be added in appropriate alphabetical order to read as follows:

       "Amendment Effective Date" shall mean October __, 1995.

              (c) Exhibit C to the Loan Agreement shall be deleted and the form of Exhibit C attached hereto (the "New Revolving Credit Note") shall be substituted in place thereof.

       2. From and after the effective date of this Amendment, references in the Loan Agreement, the Notes, the Security Documents and all other documents executed pursuant to the Loan Agreement (as each of the foregoing is amended hereby or pursuant hereto) to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

       3.     The Company represents and warrants to the Bank that:

              (a) (i) The execution, delivery and performance of this Amendment, the New Revolving Credit Note and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its Articles of Incorporation or By-Laws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Company of this Amendment, the New Revolving Credit Note and all agreements and documents delivered pursuant hereto; and (iii) this Amendment, the New Revolving Credit Note and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company enforceable against it in accordance with the terms thereof.

              (b) After giving effect to the amendments contained herein and effected pursuant hereto, the representations and warranties contained in
Article IV of the Loan Agreement and the representations and warranties of the Company in the Security Documents are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

              (c) No Default or Event of Default has occurred and is continuing or will exist under the Loan Agreement as of the effective date hereof.

       4.     This Amendment shall not become effective until:

              (a)    This Amendment shall be signed by the Company and the Bank;

              (b) The Company shall have executed and delivered the New Revolving Credit Note to the Bank;

              (c) The Company shall have delivered or caused to be delivered to the Bank such other documents and instruments as the Bank may request in connection herewith and all documents which have not been delivered as required pursuant to the Loan Agreement, including without limitation the opinion of counsel for the Company and the Guarantors; and

              (d) The Company shall have paid an amendment fee to the Bank in the amount of $5,000.

       5. The Company hereby agrees that the Security Documents to which it is a party are each ratified and confirmed and shall remain in full force and effect, and the Company acknowledges that it has no defense, offset or counterclaim with respect to any Security Document.

       6. The Company agrees to pay and save the Bank harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses in Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Agent, in connection with the preparation and review of this Amendment and any related documents.

       7. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. Except as expressly contemplated hereby, the Loan Agreement, the Notes, the Security Documents and all other related agreements, certificates, instruments and other documents, are hereby ratified and confirmed and shall remain in full force and effect and the Company acknowledges that it has no defense, offset or counterclaim with respect thereto.

       8. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

       9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one in the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       CODE-ALARM, INC.


                                       By: _____________________________________

                                        Its: ___________________________________


                                       NBD BANK


                                       By: _____________________________________

                                        Its: ___________________________________

                               [NBD Letterhead]



        KATHRYN M. RITTER
        Vice President

November 1, 1995


Deloitte & Touche
C/O Robert V. Wagner
Code Alarm, Inc.
950 E. Whitcomb
Madison Heights, MI 48071

RE: Code Alarm, Inc. Loan Agreement dated as of May 23, 1995 and all amendments.

Ladies and Gentlemen:

NBD Bank agrees to amend the above referenced Loan Agreement as to the following, subject to documentation and other conditions of effectiveness.

1)  Section 1.1 Certain Definitions
    A. The definition of "Tangible Net Worth" shall be amended to exclude deferred taxes, in an amount not exceeding $1,600,000, as a reduction to "Tangible Net Worth".

2) Section 5.2 (d) Total Liabilities to Tangible Net Worth (as previsouly amended).
    The phrase "decreasing by 0.30 as of the end of each fiscal quarter ending after the Effective Date" shall be deleted in its entirety and replaced with the phrase "decreasing to 6.25 to 1.00 at September 30, 1995 and decreasing to 6.00 to 1.00 at fiscal year end December 31, 1995 and further decreasing by 1.00 at each successive fiscal year end.

3)  Section 5.2 (1) Capital Expenditures
    This section shall be revised to limit capital expenditures by the Company to $1,500,000 at fiscal year end December 31, 1995 and to $750,000 for each fiscal year end thereafter.

4) In addition the Loan Agreement will be appropriately amended to exclude from the definition of Total Liabilities two leases which were previously classified as operating leases, but will be shown as capitalized leases by fiscal year end December 31, 1995. These are leases for test lab equipment in an amount not exceeding $200,000 and for computer hardware and software in an amount not exceeding $500,000.

The amendment will be effective as of September 30, 1995.

Sincerely,

Kathryn M. Ritter

        Subsidiary of NBD Bancorp, Inc.